SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

  Filed by the Registrant [X]     Filed by a Party other than the Registrant [_]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement
[_]     Definitive  Proxy  Statement
[_]     Definitive  Additional  Materials
[_]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
        240.14a-12
[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14A-6(E)(2))

                         CARDIOTECH INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (Check the appropriate box):

[X]  No  fee  required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[_]  Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                         CARDIOTECH INTERNATIONAL, INC.
                               78-E Olympia Avenue
                           Woburn, Massachusetts 01801
                          http://www.cardiotech-inc.com
                             info@cardiotech-inc.com


                                 August 16, 2001



To  the  Stockholders  of  CardioTech  International,  Inc.:

     CardioTech International, Inc. (the "Company") is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. (eastern standard time) on Monday, October 1, 2001 at the offices of the Company, 78-E Olympia Avenue, Woburn, MA 01801.

     Ordinary annual meeting business will be transacted at the Meeting, including the election of directors. Two (2) other actions will be submitted to the stockholders at the Meeting:

          1. to approve an amendment to the Company's Articles of Organization increasing the number of shares of Common Stock, $.01 par value per share, which the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares; and

          2. to approve an amendment to the Company's 1996 Stock Option Plan increasing the number of shares of Common Stock reserved under the plan from 5,000,000 shares to 7,000,000 shares.

     Please review the Company's enclosed Proxy Statement and Annual Report on Form 10-KSB carefully. If you have any questions regarding this material, please do not hesitate me at (781) 933-4772.


                                            Sincerely  yours,





                                            Michael  Szycher,  Ph.D.,  MBA
                                            Chairman  and
                                            Chief  Executive  Officer
                                            CardioTech  International,  Inc.



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                         CARDIOTECH INTERNATIONAL, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               78-E Olympia Avenue
                           Woburn, Massachusetts 01801


                          To be held on October 1, 2001


          The Annual Meeting of Stockholders (the "Meeting") of CardioTech International, Inc. (the "Company") will be held on Monday, October 1, 2001, at 10:00 a.m. (eastern standard time) at the offices of the Company, 78-E Olympia Avenue, Woburn, MA 01801 for the following purposes:

     1. To elect two (2) directors to hold office until their successors shall be elected and shall have qualified;

     2. To approve an amendment to the Company's Articles of Organization increasing the number of shares of common stock, $.01 par value per share, which the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares;

     3. To approve an amendment to the Company's 1996 Stock Option Plan (the "1996 Plan") increasing the number of shares of Common Stock reserved under the Plan from 5,000,000 shares to 7,000,000 shares; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board has fixed the close of business on August 3, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting.

          Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Meeting even though you previously submitted a proxy card.


                                      BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                      CARDIOTECH  INTERNATIONAL,  INC.




                                      Michael  Adams
                                      Clerk



Woburn,  Massachusetts
August 16, 2001

                         CARDIOTECH INTERNATIONAL, INC.
                               78-E Olympia Avenue
                           Woburn, Massachusetts 01801
                                 (617) 368-2700
                              ____________________

                                 PROXY STATEMENT
                              ____________________


                         ANNUAL MEETING OF STOCKHOLDERS

                           to be held October 1, 2001

                                  INTRODUCTION

The  Annual  Meeting  of  Stockholders

     This Proxy Statement is being furnished to holders of shares of common stock, $.01 par value (the "Common Stock") of CardioTech International, Inc., a Massachusetts corporation ("CardioTech" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 78-E Olympia Avenue, Woburn, MA 01801, on October 1, 2001 at 10:00 a.m. (eastern standard time), and at any adjournment or adjournments thereof.

Matters  to  be  Considered  at  the  Meeting

     At the Meeting, Stockholders will be acting upon the following matters: (i) to elect two (2) directors to hold office until their successors shall be elected and shall have been duly qualified; (ii) to approve an amendment to the Company's Articles of Organization increasing the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares and (iii) to approve an amendment to the Company's 1996 Stock Option Plan increasing the number of shares of Common Stock reserved under the Plan from 5,000,000 shares to 7,000,000 shares.

Recommendations  of  the  Board  of  Directors

     THE BOARD UNANIMOUSLY RECOMMENDS ADOPTION OF ALL THE MATTERS TO BE SUBMITTED TO THE STOCKHOLDERS AT THE MEETING.

Beneficial  Ownership  of  Securities  and  Voting  Rights

     As of the close of business on August 3, 2001, the record date for the Meeting, there were outstanding 8,507,451 shares of Common Stock. The Company has no other shares of capital stock issued and outstanding. For more information about the Company's authorized and outstanding capital stock, see "OTHER INFORMATION -- Principal Stockholders."

Proxies;  Votes  Required

     A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Clerk of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications, in favor of (i) the election of the nominees for directors listed herein, (ii) the proposal to amend the Company's Articles of Organization increasing the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares, (iii) the proposal to amend the Company's 1996 Stock Option Plan increasing the number of shares of Common Stock reserved under the Plan from 5,000,000 shares to 7,000,000 shares, and (iv) with respect to any other business which may properly come before the Meeting, in the discretion of the named proxies.

     Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals. Any proxy may be revoked at any time prior to the voting thereof by delivering to the Clerk of the Company a written revocation of a duly executed proxy bearing a later date or by voting in person at the Meeting. The expected date of the first mailing of this proxy statement and the enclosed proxy is estimated to be August 31, 2001.

     The affirmative vote of a plurality of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, is required for the election of the members of the Board. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding is required for the approval of the amendment to the Company's Articles of Organization, and the approval of the amendment to the 1996 Stock Option Plan.

     Shares of the Company's Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. With respect to the required vote on any particular matter, abstentions will be treated as votes cast or shares present and represented, while votes withheld by nominee recordholders who did not receive specific instructions from the beneficial owners of such shares will not be treated as votes cast or as shares present or represented.

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
Table  of  Contents . . . . . . . . . . . . . . . . . . . . . . . . . .        4
Election  of  Directors . . . . . . . . . . . . . . . . . . . . . . . .        5
Executive  Compensation . . . . . . . . . . . . . . . . . . . . . . . .        9
Amendment  of  Articles  of  Organization . . . . . . . . . . . . . . .       11
Amendment  to  the  1996  Stock  Option  Plan . . . . . . . . . . . . .       12
Other  Information . . . . . . . . . . . . . . . . . . . . . . . . . .        15

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

Introduction

     Pursuant to Section 50A of Chapter 156B of the Massachusetts General Laws, the Board is currently divided into three (3) classes having staggered terms of three (3) years each. Under Section 50A, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof. The Board has fixed at one (1) the number of Class I directors to be elected at the 2001 Annual Meeting. The Board has fixed at one (1) the number of Class II directors to be elected at the 2001 Annual Meeting. At the Meeting, the stockholders will be asked to elect Robert R. Detwiler and Michael Barretti as Class I and II directors, respectively, to serve in such capacity until the 2003 and 2004 Annual Meetings, respectively, and until their successors are duly elected and qualified.

     It is the intention of the persons named in the enclosed proxy to vote to elect the two nominees named above, one of whom is an incumbent director, and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the Board of Directors, the substitution of some other person for any of the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board of Directors.

Nominees,  Directors,  and  Executive  Officers

     The  directors  and  officers  of  the  Company  are  as  follows:

Name                         Age                 Position(s) Held
---------------------------  ---  -----------------------------------------------
Michael Szycher. Ph.D., MBA   63  Chairman, Chief Executive Officer and Treasurer
Michael L. Barretti*          56  Director
Michael Adams                 43  Director and Clerk
Anthony J. Armini, Ph.D.      63  Director
Robert R. Detwiler*           72  Nominee

------------------

*  Nominee  for  election  as  a  director  at  this  stockholders  meeting

     There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Business  Experience

                NOMINEE TO SERVE AS DIRECTOR FOR A TERM EXPIRING
                  AT THE 2003 ANNUAL MEETING (CLASS I DIRECTOR)

     Robert R. Detwiler is a Director of Detwiler, Mitchell & Co.and the President of one of its principal subsidiaries, Fechtor, Detwiler & Co., Inc. ("Fechtor, Detwiler"). Mr. Detwiler has been with Fechtor, Detwiler since 1975 since investing in one third of that company. He owned one third of Fechtor, Detwiler until the merger between that company and JMC Group, Inc. in August 1999. He was named a Director of Detwiler, Mitchell & Co. in May 2000. Prior to joining Fechtor, Detwiler, Mr. Detwiler was employed in the securities industry since 1957 at Smith Barney, Laird & Company and Wood, Struthers & Winthrop. He is a registered General Securities Principal with the NASD. Mr. Detwiler was selected to be nominated as a director of CardioTech in May 2001.


                     DIRECTOR SERVING A TERM EXPIRING AT THE

                    2002 ANNUAL MEETING (CLASS III DIRECTORS)

     Dr. Szycher has been Chairman of the Board, Chief Executive Officer and Treasurer of the Company since June 1996. From October 1989 until joining the Company, Dr. Szycher served as Chairman of PolyMedica Industries, Inc. ("PMI") and Chief Executive Officer of PMI from November 1990 to June 1996, and as a director of PMI from its inception until June 1996.

                    DIRECTORS SERVING A TERM EXPIRING AT THE
                     2003 ANNUAL MEETING (CLASS I DIRECTORS)

     Mr. Adams is the Vice President of PLC Systems, Inc. Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc. Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of CardioTech International, Inc. from June 1998 to May 1999. From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation. Mr. Adams has been a director of CardioTech since May 1999.

     Dr. Anthony J. Armini has been the President, Chief Executive Officer, and Chairman of the Board of Directors of Implant Science Corporation since 1984. From 1972 to 1984, prior to founding Implant Sciences, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eleven patents and fifteen patents pending in the field of implant technology and fourteen publications in this field. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years experience with ion implantation in the medical and semiconductor fields. Dr. Armini has been a director of CardioTech since August 2000.


                NOMINEE TO SERVE AS DIRECTOR FOR A TERM EXPIRING
                 AT THE 2004 ANNUAL MEETING (CLASS II DIRECTOR)

     Mr. Barretti has been the President of Cool Laser Optics, Inc., a company which commercializes optical technology specific to the medical laser industry, since July 1996. From September 1994 to July 1996, Mr. Barretti was Vice President of Marketing for Cynosure, Inc., a manufacturer of medical and scientific lasers. From June 1987 to September 1994, Mr. Barretti was a principal and served as Chief Executive Officer of NorthFleet Management Group, a marketing management firm serving the international medical device industry. From January 1991 to May 1994, Mr. Barretti also acted as President of Derma-Lase, Inc., the U.S. subsidiary of a Glasgow, Scotland supplier of solid state laser technologies to the medical field. Mr. Barretti has been a director of the Company since January 1998.

Certain  Transactions

     The above-named nominees, directors and executive officers have indicated that neither they nor any of their respective affiliates has any relationship with the Company that is required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, except for the transactions referred to under "Compensation Committee Interlocks and Insider Participation".

     Robert Detwiler loaned the Company $25,000.00 in February 2000, on a short term basis. Mr. Detwiler received a warrant to purchaser 25,000 shares of Common Stock, exercisable until February 28, 2005 at a price of $.50 per share, representing the price of the stock on the date of issuance.

     As part of the sale by the Company of CardioTech Ltd. to Nervation Ltd. in November 2000, Fector Detwiler & Co., Inc. provided a fairness opinion for which they were paid $55,000.00. Robert Detwiler is a director of Fechtor Detwiler & Co., Inc.

     On March 15, 2000, Fechtor Detwiler & Co. Inc., in consideration for acting as Financial Advisor in the conversion of 500,000 CardioTech International ("CardioTech") warrants, received a warrant to purchase 200,000 shares of Common Stock exercisable until March 5, 2005, at a price of $1.88 per share.

Committees;  Attendance

     Meeting Attendance. During the fiscal year ended March 31, 2001, there were four (4) meetings of the Board of Directors. The various committees of the Board of Directors also met a total of four (4) times during fiscal 2001. Each director attended in excess of 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2001. In addition, from time to time, the members of the Board of Directors and its committees acted by unanimous written consent pursuant to Massachusetts law.

     Audit Committee. The Board of Directors has designated from among its members an Audit Committee, which consists of Mr. Michael Barretti and Mr. Michael Adams. Both Mr. Barretti and Mr. Adams are independent members. The Audit Committee, which reviews the Company's financial and accounting practices and controls, held one meeting in April 18, 2001. The responsibilities of the Audit Committee are outlined in a written charter, which is included as Annex A of this Proxy Statement.

     Compensation and Stock Option Committee. The Compensation and Stock Option Committee, which met two (2) times during fiscal 2001, has two members, Mr. Barretti (Chairman) and Mr. Adams. The Compensation and Stock Option Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation and Stock Option Committee administers the Stock Option Plan.

     Nominating Committee. The Nominating Committee, which was established in March 1998 and did not meet in fiscal 2001, has three members, Dr. Szycher, Mr. Barretti and Mr. Adams. The Nominating Committee nominates individuals to serve on the Board of Directors. The Nominating Committee will consider nominees recommended by Stockholders. See "Stockholder Proposals" for the procedures to be followed by Stockholders in submitting such recommendations.

Directors'  Compensation

     The Company's policy is to pay $750 per diem compensation to members of the Board for attendance at Board meetings or committee meetings. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board of Directors.

     Directors are eligible to participate in the Stock Option Plan. The Stock Option Plan provides for an initial grant of an option to purchase 14,854 shares of Common Stock to each non-employee director upon first joining the Board and subsequent grants of options to purchase 14,854 shares upon each anniversary of such director's appointment. Such options are granted at an exercise price equal to the fair market value of the Common Stock on the grant date and fully vest following one year of service after the date of grant.

                             EXECUTIVE COMPENSATION

     The annual and long-term remuneration paid to or accrued for the Chief Executive Officer of the Company, the most highly compensated executive officer, for services rendered during the years ended March 31, 2000 and 2001 was as follows:

                              Summary Compensation Table

                                                         Long Term
                                                        Compensation
                              Annual Compensation        Securities     All Other
                                                         Underlying  Compensation (1)
Name and Principal Position       Year   Salary   Bonus   Options            $
--------------------------------------------------------------------------------------

Michael Szycher, Ph.D, MBA        2001  $225,481      -     225,000  $           1,523
     Chairman, CEO and Treasurer  2000  $205,067      -     156,060  $          11,581


--------------------
(1) Includes premiums paid by the Company for long term disability insurance and term life insurance. Premiums paid in fiscal 2001 for long term disability insurance and life insurance, respectively, were $612 and $911 for Dr. Szycher.

                        Option Grants in Last Fiscal Year

     The following table sets forth information regarding each stock option granted during the fiscal year ended March 31, 2001 to each of the named executive officers.

                        Number of   Percent of Total
                       Securities    Options Granted
                       Underlying    to Employees in   Exercise Price Per
                         Options                                            Expiration
Name                   Granted (#)     Fiscal Year            Share            Date
--------------------------------------------------------------------------------------

Michael Szycher, Ph.D. .   100,000              8.41%  $             2.250    10/20/10
                           125,000             10.52%  $              .875    12/31/10


---------------------
(1) The Company granted options to purchase 1,188,454 shares of Common Stock to employees in the year ended March 31, 2001. All options were granted at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, determined by the closing price on the American Stock Exchange on the trading day immediately preceding the grant date. All options vest in four approximately equal annual installments, with the initial tranche vesting on the date of grant.


    Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Option
                                     Values

     The following table provides information regarding the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by each of the named executive officers as of March 31, 2001 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock. No such options were exercised by the named executive officers during the 2001 fiscal year.

                                                      Value of the Unexercised
                           Number of Securities     ============================
                          Underlying Unexercised     in the Money Options/SARs
                          Options/SARs at Fiscal    ============================
                               Year - End             at  Fiscal  Year-End(1)
                                                    ============================
Name                    Exercisable  Unexercisable  Exercisable   Unexercisable
----------------------  -----------  -------------  ------------  --------------

Michael Szycher, Ph.D. .    187,037         25,000  $     35,162  $       12,500

--------------------
(1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Common Stock of $1.00, the closing sale price per share of the Common Stock as reported on the American Stock Exchange for March 31, 2001.


Employment Contracts, Terminations of Employment and Change in Control Arrangements

     The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Michael Szycher, pursuant to which said individual serves as Chief Executive Officer of the Company. Pursuant to the terms of the Employment Agreement, Dr. Szycher is to receive an annual base salary of Two Hundred and Twenty Thousand ($220,000) dollars. Dr. Szycher's salary will be reviewed annually by the Board of Directors. Additionally, Dr. Szycher may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation and Stock Option Committee of the Board of Directors.

     The initial term of the Employment Agreement by and between the Company and Dr. Szycher is set to expire on May 13, 2003. After such time, the term of the Employment Agreement will be deemed to continue on a month-to-month basis if not expressly extended while Dr. Szycher remains employed by the Company. Dr. Szycher and CardioTech each have the right to terminate the Employment Agreement at any time, with or without cause (as defined in the Employment Agreement), upon thirty (30) days' prior written notice. In the event that CardioTech terminates the applicable Employment Agreement without cause, or Dr. Szycher terminates his employment for good reason following a change in control (as such terms are defined in the Employment Agreement) or CardioTech fails to renew the applicable Employment Agreement within two (2) years following the occurrence of a change in control, Dr. Szycher will be entitled to receive severance equal to
2.99 times his annual base salary at termination. In such event, Dr. Szycher will be bound by a noncompete covenant for one (1) year following termination of his employment.

     Substantially all of the stock options granted pursuant to the 1996 Stock Option Plan provide for the acceleration of the vesting of the shares of Common Stock subject to such options in connection with certain changes in control of the Company.

Compensation  Committee  Interlocks  and  Insider  Participation

     Other than Mr. Adams, no person serving on the Compensation and Stock Option Committee at any time during Fiscal Year 2001 was a present or former officer or employee of the Company or any of its subsidiaries. During Fiscal Year 2001, other than Dr. Szycher, no executive officer of the Company served as a member of the board of directors or compensation and stock option committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's Board of Directors or Compensation and Stock Option Committee.

     During the year ended March 31, 2000, the Company sold Senior Notes to Dresdner Kleinwort Benson Private Equity Partners ("DRKBPEP"). Under that agreement, DRKBPEP has the right to nominate a member of the Board of Directors. DRKBPEP has not exercised this right.


                      AMENDMENT OF ARTICLES OF ORGANIZATION
                                   PROPOSAL 2

     The Board of Directors of the Company has approved an amendment of the Company's Articles of Organization (the "Articles") to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000 shares.

     As a result of the proposed change, the authorized capital stock of the Company would consist of 50,000,000 shares of Common Stock, of which there were 8,507,451 shares are outstanding on August 3, 2001. In addition, as of August 3, 2001, options to purchase 5,000,000 shares of the Company's Common Stock were outstanding under the Company's 1996 Stock Option Plan and Warrants to purchase 1,055,000 shares of the Company's Common Stock were outstanding.

PURPOSE  AND  EFFECT  OF  AMENDMENT

The purpose of the proposed amendment to the Articles is to authorize additional shares of the Company's Common Stock which will be available in the event that the Board of Directors determines that it is necessary or appropriate to effect future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets through the issuance, of securities, to establish a strategic relationship with a corporate partner through the exchange. of securities, or to take such other action necessitating additional shares of stock as deemed appropriate by the Board of Directors. In determining the appropriate level of authorized shares of the Company's Common Stock, the Board of Directors considered, among other factors (i) that as of August 3, 2001, approximately 14,562,451 million shares of the Company's Common Stock were issued or reserved for issuance and (ii) that if the Board of Directors decides to issue additional shares of Common Stock to finance the Company's activities, the number of authorized shares may not be enough for such transaction and (iii) that an additional 2,000,000 shares of Common Stock must be reserved for the proposed amendment to the Company's 1996 Stock Option Plan. If this proposed amendment is adopted, 35,437,549 additional shares of the Company's Common Stock will be available for issuance by the Board of Directors without any further shareholder approval, although certain issuance of shares may require shareholder approval in "accordance with the requirements" of the American Stock Exchange or under Massachusetts Business Corporation Law. No shareholder has preemptive rights to purchase any stock of the Company. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present common stockholders. The Company has no pending or proposed acquisition of or strategic relationship with another company which would require use of the additional shares to be authorized.

Recommendation  of  the  Board  of  Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE ARTICLES OF ORGANIZATION


                     AMENDMENT TO THE 1996 STOCK OPTION PLAN
                                   PROPOSAL 3

Introduction

     In 1996, the Company's stockholders approved the 1996 Stock Option Plan (the "1996 Plan") which had been adopted, subject to stockholder approval, by the Board of Directors. Currently, options to purchase a total of 5,000,000 shares of Common Stock may be granted under the 1996 Plan to employees of the Company (including employees who are directors), consultants who are not employees and other affiliates of the Company, who are defined as persons associated with the Company in such other capacity or relationship as may be permitted by the Board of Directors (recipients of stock options are herein known collectively as "Participants"). As of August 3, 2001 a total of 3,338,245 shares were granted to employees of the Company, consultants and other associated persons under the 1996 Plan, of which grants totaling 1,526,428 shares were granted to executive officers, and grants totaling 1,488,413 shares were issued subject to obtaining the approval of the stockholders. The exercise price for such options ranges from $.50 to $3.80.

Proposed  Amendment

     On April 18, 2001, the Board of Directors adopted an Amendment, subject to stockholder approval at the Company's October 1, 2001 Annual Meeting. The Amendment provides for increasing the number of shares of Common Stock available for grant pursuant to the 1996 Plan from 5,000,000 shares to 7,000,000 shares.

Description  of  the  1996  Plan

     The 1996 Plan covers a total of 5,000,000 shares of Common Stock (this number will increase to 7,000,000 if the Amendment is approved). Options may be awarded under the 1996 Plan to employees of the Company (including employees who are directors), consultants who are not employees and other affiliates of the Company as defined below. Not more than 5,000,000 shares (this number will increase to 7,000,000 if the Amendment is approved) may be issued to any individual pursuant to the exercise of options granted under the 1996 Plan, during the ten-year life of the 1996 Plan. The 1996 Plan provides for the grant of options intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), and options which are not Incentive Stock Options ("Non-Statutory Stock Options").

     Only employees of the Company or its subsidiaries (currently approximately 26 persons) may be granted Incentive Stock Options. Affiliates of the Company, defined as employees of the Company, members of the Company's Board of Directors, or persons associated with the Company in such other capacity or relationship as may be permitted by the Board of Directors, may be granted Non-Statutory Stock Options.

     The Option Compensation Committee of the Board of Directors will administer the 1996 Plan, select the persons to whom options are granted and fix the terms of such options.

     The exercise date of an option granted under the 1996 Plan will be fixed by the Committee, but may not be later than ten years from the date of grant. Options may be exercised in such installments as are fixed by the Committee.

     Options under the 1996 Plan will not be transferable by the Participant other than by will or the laws of descent and distribution, although they may be exercised during the Participant's lifetime by his/her legal representative if he/she becomes incapacitated. All options must be exercised within three months after termination of the Participant's affiliation with the Company, except that options shall remain outstanding for their entire term following termination due to death or for one year following termination due to permanent disability.

     The exercise price of Incentive Stock Options granted under the 1996 Plan must be at least equal to the fair market value of the Common Stock, as determined by the Board of Directors, on the date of grant. Non-Statutory Stock Options may be granted at exercise prices not less than 100% of the fair market value of the Common Stock on the date of the grant or not less than 110% of such fair market value in the case of options granted to an employee who at the time of grant possess more than 10% of the total combined voting power of all classes of stock of the Company. The Option Compensation Committee is authorized to determine, in its discretion, the exercise price of other options, including any options that may be regranted to employees after their original grant has lapsed unexercised.

     The 1996 Plan provides for automatic adjustment to the number of shares of Common Stock issuable upon exercise of options granted under the 1996 Plan to reflect stock dividends, stock splits, reorganizations, mergers and various other transactions occurring after the date of grant. Payment for shares purchased upon exercise of an option must be made in cash or, at the Committee's discretion, by delivery of shares of Common Stock of the Company, or by a combination of such methods.

     The Company's Board of Directors may at any time amend or revise the terms of the 1996 Plan, except that no such amendment or revision may be made without the approval of the holders of a majority of the Company's outstanding capital stock, voting together as a single class, if such amendment or revision would
(a) materially increase the number of shares which may be issued under the 1996 Plan (other than changes in capitalization), (b) increase the maximum term of options, (c) decrease the minimum option price, (d) permit the granting of options to anyone not included within the 1996 Plan's eligible categories, (e) extend the term of the 1996 Plan or (f) materially increase the benefits accruing to eligible individuals under the 1996 Plan.

     The 1996 Plan contains the following terms and conditions required in order to permit treatment of the options granted thereunder as incentive stock options: (i) all incentive stock options must be expressly designated as such at the time of grant and (ii) if any person to whom an incentive stock option is granted owns, at the time of the grant of such option, Common Stock possessing more than 10% of the combined voting power of all classes of the Company, then
(a) the purchase price per share of the Common Stock subject to such option shall not be less than 110% of the fair market value of one share of Common
Stock at the time of grant and (b) the exercise period shall not exceed five years from the date of grant.

     Directors are eligible to participate in the 1996 Plan. The 1996 Plan provides for an initial grant of an option to purchase 14,854 shares of Common Stock to each non-employee director upon first joining the Board and subsequent grants of options to purchase 14,854 shares upon each anniversary of such director's appointment. Such options are granted at an exercise price equal to the fair market value of the Common Stock on the grant date and fully vest following one year of service after the date of grant.

Federal  Income  Tax  Consequences

     Incentive Stock Options. In general, a Participant will not recognize taxable income upon the grant or exercise of an Incentive Stock Option. Instead, a Participant will recognize taxable income with respect to an Incentive Stock Option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an Incentive Stock Option, however, may subject the Participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the Participant has owned the ISO Stock at the time it is sold. If the Participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the Participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the Participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then any gain will be treated as ordinary compensation income to the extent that it does not exceed the gain that the Participant would have realized had he sold the shares immediately upon exercise of the option and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the Participant has held the ISO Stock for more than one year prior to the date of sale.

     If a Participant sells ISO Stock for less than the exercise price, then the Participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the Participant has held the ISO Stock for more than one year prior to the date of sale.

     Nonqualified Stock Options. A Participant will not recognize taxable income upon the grant of a Non-Statutory Stock Options. A Participant who exercises a Non-Statutory Stock Options, generally, will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a Participant will have taxable income recognized upon the exercise of the option. Upon selling NSO Stock, a Participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the Participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the Participant has held the NSO Stock for more than one year prior to the date of the sale.

     Tax Consequences to the Company. The Company will be entitled to a deduction in connection with a grant of a stock option only in the event and to the extent ordinary income is recognized by the Participant. Any such deduction will be allowed to the Company for its taxable year within which ends the taxable year in which the Participant's recognition of ordinary income occurs. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

     Once income associated with such a grant is recognizable to a Participant for Federal income tax purposes, the Participant must either pay to the Company an amount sufficient to satisfy any federal, state and local taxes required to be withheld or make alternative arrangements acceptable to the Company.

     The foregoing summary is not a complete description of all tax aspects of the Plan. The foregoing relates only to Federal income taxes; there may be other Federal tax consequences associated with the Plan, as well as foreign, state and local tax consequences.

Recommendation  of  the  Board  of  Directors

     THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT TO THE 1996 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL. THE AMENDMENT TO THE 1996 PLAN WILL NOT BECOME EFFECTIVE UNLESS IT IS APPROVED BY THE STOCKHOLDERS AT THE MEETING.

                                OTHER INFORMATION

                               PROXY SOLICITATION

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone.

     Additionally, the Company intends to utilize a paid solicitation agent (anticipated to be Georgeson Shareholder Communications, Inc.). They will develop a communications strategy, distribute proxy materials and solicit voted proxies from all banks, brokers, nominees and intermediaries. They may also be asked to contact registered and/or non-objecting beneficial holders. This may be done over the telephone.

     The fees are expected to be approximately $6,000. If telephone solicitations are requested, then an additional $300 set-up fee, plus $5 per shareholder contacted and $5 per each vote taken by telephone will be charged.

                                 OTHER BUSINESS

     The Board knows of no other matter to be presented at the meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

                             PRINCIPAL STOCKHOLDERS

     The number of shares of Common Stock beneficially owned by the persons or entities known by management to be the beneficial owners of more than 5% of the outstanding shares, the number of shares beneficially owned by each director, each nominee for election or re-election as a director and each executive officer, the number of shares beneficially owned by all directors and officers as a group, as of the record date, as "beneficial ownership" has been defined under rules promulgated by the Securities and Exchange Commission, and the actual sole or shared voting power of such persons, as of the record date, are set forth in the following table.

     Securities and Exchange Commission Rule 13d-3 defines "beneficial ownership" as voting or investment decision power over shares. Beneficial ownership does not necessarily mean that the holder enjoys any economic benefit from those shares.

Name and                                     Common Stock   Percentage of
Address of                                   Beneficially    Outstanding      Voting  Power
                                                                            --------------------
Beneficial Owner**                             Owned (1)        Shares      Shares   Percentage
------------------------------------------------------------------------------------------------

Michael Szycher, Ph.D., MBA (2)                  1,815,027          14.07%  355,699        4.18%
   78-E Olympia Avenue, Woburn, MA 01801
Michael L. Barretti (3)                            306,888           2.38%   80,000           *
Michael Adams (4)                                  315,882           2.45%   70,000           *
Anthony J. Armini, Ph.D. (5)                        44,625              *         -           *
Robert R. Detwiler                                 168,900              *   168,900        1.99%
Robert Chartoff (6)                                 99,625              *    30,000           *
All executive officers and directors
   as a group (5 persons) (7)                    2,582,047          20.01%  535,699        6.30%

-------------------
* Represents beneficial ownership of less than One (1%) percent of the Company's outstanding shares of Common Stock.


                                      -15-

** Addresses are given for beneficial owners of more than Five (5%) percent of the Company's outstanding shares of Common Stock.
(1) The number of shares of Common Stock issued and outstanding on August 3, 2001 was 8,507,451. The calculation of percentage of ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at August 3, 2001, plus shares of Common Stock subject to options held by such person at August 3, 2001 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.
(2) Includes 1,459,328 shares of Common Stock, which may be purchased within 60 days of August 3, 2001 upon the exercise of stock options and/or warrants.
(3) Includes 226,888 shares of Common Stock, which may be purchased within 60 days of August 3, 2001 upon the exercise of stock options and/or warrants.
(4) Includes 245,882 shares of Common Stock, which may be purchased within 60 days of August 3, 2001 upon the exercise of stock options and/or warrants.
(5) Includes 44,625 shares of Common Stock, which may be purchased within 60 days of August 3, 2001 upon the exercise of stock options and/or warrants.
(6) Includes 69,625 shares of Common Stock, which may be purchased within 60 days of August 3, 2001 upon the exercise of stock options and/or warrants.
(7)  See  footnotes  (2)  through  (5)  and  (7)  above.


                         INFORMATION CONCERNING AUDITORS

     Based upon the recommendation of its Audit Committee, the Board of Directors has selected the firm of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending March 31, 2002. Prior to the selection of Arthur Andersen LLP as the Company's independent auditors, BDO Seidman acted in such capacity for the Company since fiscal year 2000. The Company anticipates a representative from Arthur Andersen LLP will be in attendance at the Meeting.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the 2002 Proxy Statement provided that such proposals are received by the Clerk of the Company no later than May 4, 2002 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.


                             ADDITIONAL INFORMATION

     Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001. The Annual Report on Form 10-KSB constitutes the Company's Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934.

     Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Michael Szycher, Chief
Executive  Officer  of  the  Company,  at  (781)  933-4772.

                                     ANNEX A

                          REPORT OF THE AUDIT COMMITTEE

To  the  Board  of  Directors  of  Cardiotech  International  Corporation.

     We are responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the Board of Directors and confirming the independence of the accountants. It is also our responsibility for reviewing and approving the scope of the planned audit, the results of the audit and the accountant's compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing the Company's internal accounting controls and discussing such controls with the independent accountants.

     In connection with the audit of the Company's financial statements for the year ended March 31, 2001, we met with representatives from BDO Seidman, LLP, the Company's independent certified public accountants as required by Statements on Auditing Standards 61. In addition, we have reviewed and discussed with management the Company's audited financial statements for the year ended March 31, 2001.

     Specifically, we have discussed with the independent certified public accountants the matters required to be discussed by Statements on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the
Auditing Standards Board of the American Institute of Certified Public Accountants. In connection with the Company's year ended 2001 financial statements, there was one meeting with the independent certified public accountants and management. All audit committee members attended at least 75% of these meetings.

     The independent certified public accountants' fees for audit services and non-audit services for the year ended March 31, 2001 were $60,000 and $30,000, respectively. We have received the written disclosures and the letter from the independent certified public accountants required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the public accountants the accountants' independence.

     Based on the review and discussion referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual report on Form 10-KSB for the years ended March 31, 2001.



                                             /s/  Michael  Barretti
                                             /s/  Michael  Adams

APPENDIX  A
-----------
                    CHARTER AND POWERS OF THE AUDIT COMMITTEE
                    -----------------------------------------

RESOLVED, THAT THE MEMBERSHIP OF THE AUDIT COMMITTEE SHALL CONSIST OF AT LEAST TWO MEMBERS OF THE BOARD OF DIRECTORS, A MAJORITY OF WHOM (I.E.: TWO INDEPENDENT, IF COMMITTEE CONSISTS OF TWO OR THREE MEMBERS) SHALL BE INDEPENDENT DIRECTORS (SUBJECT TO THE COMPANY'S REMAINING A SMALL BUSINESS FILER UNDER SEC RULES), WHO SHALL SERVE AT THE PLEASURE OF THE BOARD OF DIRECTORS.

     An "independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

     (1) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

     (2) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (3) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (4) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (5) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

RESOLVED,  THAT  THE  CHARTER  AND POWERS OF THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS  (THE  "AUDIT  COMMITTEE")  SHALL  BE:

     (1) Assisting the Board of Directors in the oversight of the maintenance by management of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

     (2) Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure that an adequate system of internal control is functioning within the Company.

     (3) Assisting the Board of Directors in the oversight of the establishment and maintenance by management of process to assure compliance by the Company with all applicable laws, regulations and Company policy.

RESOLVED,  THAT THE AUDIT COMMITTEE SHALL HAVE THE FOLLOWING SPECIFIC POWERS AND
DUTIES:


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     (1)  Holding  such  regular  meetings  as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

     (2) Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

     (3) Ensuring its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company consistent with Independence Standards Board Standard;

     (4) Actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking or recommending that the Board of Directors take appropriate action to oversee the independence of the outside auditor;

     (5) Selecting, evaluating and, where appropriate, replacing the independent auditors (or nominating independent auditors to be proposed for shareholder approval in any proxy statement), which independent auditors shall ultimately be accountable to the Board of Directors and the Audit
     Committee,  as  representatives  of  the  shareholders;

     (6) Conferring with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries: reviewing and approving the independent accountants' annual engagement letter: reviewing and approving the Company's internal annual audit plans and procedures: and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

     (7) Reviewing with management, the independent accountants significant risks and exposures, audit activities and significant audit findings;

     (8) Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

     (9) Reviewing the Company's audited annual financial statements and the independent accountants opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

     (10)  Reviewing  the adequacy of the Company's systems of internal control;

     (11) Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

     (12) Providing an independent, direct communication between the Board of Directors, and independent accountants;


                                      -19-
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     (13)  Reviewing the adequacy of internal controls and procedures related to executive  travel  and  entertainment;

     (14) Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

     (15) Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

     (16) Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

     (17) Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities; and

     (18) Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.


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